Exhibit 10.12

THIRD ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

This Third Addendum to Distributor Franchise Agreement is entered into by and between CITGO Petroleum Corporation (“CITGO”) and SSP Partners (“SSP”) on September 6, 1999.

WHEREAS, CITGO and SSP have entered into a Distributor Franchise Agreement as amended on January 15, 1996 and as amended on June 23, 1998 (collectively the “DFA”);

WHEREAS, SSP has received offers from other suppliers to purchase motor fuels on a formula related basis, and therefore, has requested that CITGO sell branded gasoline on a formula related basis; and

WHEREAS, CITGO has agreed to sell CITGO branded motor fuels to SSP in accordance with the terms as provided herein; provided that no marketing programs, other than branding and credit card are provided to SSP for company operated units; and provided further, that SSP extends the term of the DFA to August 1, 2006.

NOW THEREFORE in consideration of the premises and covenants contained herein, it is agreed as follows:

1. The term of the DFA is extended to August 1, 2006.

2. The purchase price for motor fuels sold by CITGO to SSP and lifted on and after August 2, 1999, for CITGO branded stations (and certain unbranded stations that are conflicting with other CITGO branded stations) that are operated by SSP (collectively, the “Stores”) shall be equal to (i) the [***] for the applicable grade of motor fuel as of the date of lifting, (ii) less [***] per gallon, (iii) plus CITGO’s product delivery costs (PDC) for the applicable terminal, (iv) plus a portion of each Store’s gasoline profits and merchandise profits as described to subparagraphs 2.3 and 2.4 below and (v) plus any applicable taxes. The purchase price will not be reduced by any prompt payment discount. The Stores are identified in the attached Exhibit A, which Exhibit will be amended from time to time as necessary.

2.1 Should Platts not be published on the date of lifting, the immediate preceding date upon which Platts is published shall be used to determine the purchase price.

2.2 This purchase price shall only be available for motor fuels delivered to the Stores.

2.3 As a part of the purchase price for motor fuels, SSP shall pay CITGO [***] of SSP’s gross margins from its sales of gasoline at the Stores. For purposes herein, gross margins from its sales of gasoline shall be the difference between SSP’s costs for the motor fuels, excluding the portion of the costs determined under the first sentence of this subparagraph 2.3 and under subparagraph 2.4, but, including applicable

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

taxes and transportation costs, and the price at which SSP sells the motor fuels at the Stores, and calculated in a manner consistent with SSP’s past accounting practices.

2.4 As a part of the purchase price for motor fuels, SSP shall pay CITGO [***] of SSP’s gross profit net from the sale of merchandise (excluding motor fuels) at the Stores. For purposes herein, gross profit net from the sale of merchandise shall mean the selling price of such merchandise less (i) the costs of such merchandise (reduced by vendor rebates) and (ii) the costs associated with unsaleable inventory, net inventory shrinkage, and net cash shortages, calculated in a manner consistent with SSP’s past accounting practices.

2.5 CITGO’s PDC shall be reviewed and adjusted annually to reflect CITGO’s actual costs for having the product available at the particular terminal, including exchange differential, without allocation of indirect costs such as corporate overhead, Listed on Exhibit B attached hereto is CITGO’s current PDC for each of the terminals, both primary and secondary, presently used to supply motor fuels to SSP. It is acknowledged that the PDC information is proprietary and confidential and SSP agrees not to disclose it to any third party.

2.6 SSP shall provide to CITGO on or before the 23rd day of each month, SSP’s monthly income statement for the immediate preceding month for the Stores in sufficient detail to calculate the portion of the purchase price set forth in subparagraphs 2.3 and 2.4. Furthermore, SSP shall furnish to CITGO on an annual basis an audited income statement. CITGO may, during normal business hours and upon reasonable notice and at its own expense, inspect and audit the books and records of SSP for the Stores.

2.7 SSP shall pay CITGO’s invoices based on rack price by EFT in accordance with CITGO’s payment terms (the “Invoice Price”). However, each month the parties agree to reconcile the difference between the purchase price, as determined under paragraph 2, and the Invoice Price. If the purchase price is less than the Invoice Price, CITGO shall credit SSP the difference. If the purchase price is more than the Invoice Price, SSP shall pay CITGO the difference.

3. For each Store that SSP operates that is branded with CITGO on August 2, 1999, or subsequently becomes a CITGO branded outlet operated by SSP, SSP will receive a CITGO branding allowance of up to [***] for branding materials, including cladding, signage, quad band and round corners. SSP will pay for all installation and incremental cost of backlit letters. CITGO also agrees to provide brand maintenance materials up to an aggregate amount for all Stores of [***] per year.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. CITGO’s credit card services and fees will be the same regardless if the motor fuels are priced under paragraph 2 of this Addendum or otherwise; provided that SSP will not be charged more than any other CITGO distributor except the 7-Eleven Company.

5. Except as otherwise provided under paragraphs 3 and 4 above, SSP shall not receive any benefits from any CITGO marketing program for the Stores as the pricing formula is being provided in lieu of other marketing programs, including but not limited to the Image Allowance Program (IAP). Dealer sites are not subject to this Addendum and shall remain eligible for all programs for which such sites qualify.

6. Within a sixty day period each year, thirty days before and 30 days after the anniversary of the effective date of this Addendum, either party may request in writing that the pricing provisions of this Addendum be renegotiated because of a material or significant change in (i) market conditions, (ii) SSP’s gasoline sales and gross margins, (iii) SSP’s merchandise sales and gross margins, (iv) Platt’s being recognized as a market indicator, (v) senior management changes at either SSP or CITGO or (vi) other conditions that affect either party’s economics under this Addendum. Upon a written request of renegotiation, both parties will attempt to negotiate a new purchase price for motor fuels. If the parties are unable to reach an agreement on the purchase price, either party may terminate the pricing provisions of paragraph 2 upon providing a minimum of ninety (90) days written notice prior to January 31 of the following year. In such event, the date of termination shall be January 31 of the year immediately following the year in which notice was given. The then current pricing provision shall remain in effect until termination. Upon termination of such pricing provision, this Third Addendum shall also terminate and the parties’ rights, duties and obligations with respect to the DFA, are as set forth in the DFA as amended and modified, including the January 15, 1996 and June 23, 1998 Addendums. SSP has certain termination rights under paragraph 1 of the January 15, 1996 Addendum and SSP may provide the 90 day termination notice of the DFA at the same time that it provides notice of termination of the pricing provisions and of this Third Addendum. Furthermore, should CITGO provide notice of termination of the pricing provisions of this Third Addendum, SSP may provide notice of termination of the DFA provided such notice is either provided (i) on or before 90 days prior to January 31 of the immediate following year or (ii) within thirty (30) days of receipt of CITGO’s notice of termination of the pricing provisions. It is acknowledged that if the volume of SSP’s branded gasoline purchases from CITGO for a Contract Year falls ten percent (10%) or more below the immediate preceding Contract Year’s volume, CITGO may request a renegotiation of the pricing provisions of this Addendum. For purpose of this Addendum, Contract Year shall mean August 2 to August 1 of the next year.

7. SSP will offer to brand with CITGO all new or acquired company operated stores in Texas, Oklahoma, Louisiana, Arkansas, and New Mexico, outside of Harris County, Texas, provided that, any stores acquired under contractual commitments would not be required to be branded with CITGO until expiration of the commitment. CITGO agrees to supply SSP’s current and future motor fuel requirements; provided that, CITGO will attempt, but is not required, to supply SSP’s additional motor fuel requirements in Shreveport, West Texas and New Mexico.

8. Except with respect to the 7-Eleven Company, CITGO shall not give a formula price for the purchase of motor fuels to any other CITGO branded marketer in any terminal area in which SSP lifts CITGO branded motor fuels, which formula price CITGO could reasonably expect to result in a lower motor fuels price than that being paid by SSP hereunder, unless such formula price is also offered to SSP for such terminal area. Furthermore, CITGO shall not give a Platt’s related formula price with a sharing of the marketer’s margin for the purchase of motor fuels to any CITGO branded marketer, applicable to a terminal area in which SSP lifts CITGO branded motor fuels, which formula price CITGO could reasonably expect to result in a lower motor fuels price than that being paid by SSP hereunder, unless such Platt’s related formula price with a sharing of marketer’s margins is also offered to SSP. Nothing herein is intended to inhibit CITGO from making any equity purchase from a third party or require CITGO to make any equity purchase offer to SSP. It is acknowledged that an equity purchase, in whole or part, is excluded from the terms of this paragraph 8.

9. SSP agrees not to debrand any CITGO branded Store that has a branding commitment period remaining under a CITGO Program until such commitment period has been satisfied, unless SSP pays the then unamortized portion of the IAP relating to the particular Store that is debranded. The parties acknowledge that SSP may, from time to time, brand new Stores and debrand existing Stores. Except as set forth in paragraph 7 of the January 15, 1998 Addendum, SSP agrees not to debrand any Store, without CITGO’s written consent, if SSP’s volume of branded gasoline purchased from CITGO for such current Contract Year would not at least equal [***] percent [***] of the immediate preceding Contract Year’s volume of branded gasoline purchased by SSP from CITGO.

10. All other terms of the DFA, as amended, not modified herein, shall remain in full force and effect.

IN WITNESS WHEREOF, this Addendum was executed on the date above written.

CITGO PETROLEUM CORPORATION		SSP PARTNERS

By	/s/	By	/s/
Title		Title

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

STORE ADDRESS AND TELEPHONE LIST

Store #	Ref#	RSA#	Div	Area	Street	CROSS Street	City	State	Zip	Store Phone
2102			CB-S	3	5301 S. Staples St.	Williams	Corpus Christi	TX	78411	512-993-9475
2103	40492044		CB-N	1	4502 Avers	Gollihar (SW)	Corpus Christi	TX	78415	512-853-0691
2104	40492045		CB-N	1	3601 S. Staples St.	Carroll Ln. (SE)	Corpus Christi	TX	78411	512-853-0364
2108	40492003		CB-S	3	4302 A. Alameda	Roberts (NW)	Corpus Christi	TX	78412	512-993-7435
2109	40492004		CB-S	2	2202 Waldron	Castle Pk.	Corpus Christi	TX	78418	512-937-6839
2112	40492005		CB-S	2	6901 S. Padre Island Drive	Nile	Corpus Christi	TX	78412	512-991-1044
2113	40492006		CB-S	2	9602 S. Padre Island Drive	Flour Bluff	Corpus Christi	TX	78418	512-939-9333
2116	40492008		CB-N	5	204 State Highway 181	MacIntyre	Taft	TX	78390	512-528-3315
2117	40492009		CB-S	9	601 S. Port	Mary	Corpus Christi	TX	78401	512-884-8250
2118	40492010		CB-N	4	4010 State Highway 181	Surfside	Corpus Christi	TX	78402	512-882-1610
2119	40492011		CB-N	4	1202 Chaparral St.	Belton	Corpus Christi	TX	78401	512-882-1607
2120	40492012		CB-N	4	1601 Agnes St.	Brownlee (SE)	Corpus Christi	TX	78404	512-884-6521
2121	40492013		CB-N	1	1303 Third St.	Morgan (NW)	Corpus Christi	TX	78404	512-883-7453
2122	40492014		CB-N	5	204 E. Sinton St.	Main	Sinton	TX	78387	512-364-3915
2123	40492015		CB-N	4	701 N. Staples St.	Leopard	Corpus Christi	TX	78401	512-884-4221
2125	40492017		CB-S	9	3302 Baldwin Blvd.	Morgan	Corpus Christi	TX	78405	512-887-6329
2126	40492018		CB-N	1	3802 S. Staples St.	Doddridge	Corpus Christi	TX	78411	512-851-9927
2127	40492019		CB-N	1	3102 Avers St.	Tarlton	Corpus Christi	TX	78415	512-883-7362
2128	40492020		CB-N	5	11201 Leopard St. (State Hwy 9)	Violet (SW)	Corpus Christi	TX	78410	512-241-5422
2130	40492022		CB-N	1	4425 Kostoryz Rd.	Gollihar (NW)	Corpus Christi	TX	78415	512-851-1908
2131	40492023		CB-S	9	3042 S. Port Ave.	Tarlton	Corpus Christi	TX	78405	512-882-8057
2135	40492135		CB-S	3	4444 Weber	Gollihar	Corpus Christi	TX	78411	512-855-3924
2136	40492136		CB-S	2	15233 S. Padre Island Drive	Whitecap	Corpus Christi	TX	78418	512-949-7773
2140	40492066		RG	5	100 W. Riley (Hwy 44)	Hwy 44	Freer	TX	78357	512-394-6610
2142	40492081		CB-S	8	201 E. Goodnight Ave.	Arche	Aransas Pass	TX	78335	512-758-5451
2144	40492083		CB-S	6	601 S. Bronie (State Bus. Hwy 35)	Market	Rockport	TX	78381	512-729-2301
2146	40492084		CB-S	6	133 N. Avenue B (FM 1069)		Ingelside	TX	78362	512-776-7213
2147	40492085		CB-S	6	1509 Raht St (State Hwy 35)	N. Hwy. 35	Rockport	TX	78381	512-729-9701
2149	40492087		CB-S	8	235 Cleveland Blvd.	McCampbell	Aransas Pass	TX	78335	512-758-5551
2151	40492151		RG	7	105 Billy Mitchell Blvd.	Boca Chica	Brownsville	TX	78320	210-542-4662
2152	40492152		RG	3	3302 E. Business Highway 83	FM 1015	Weslaco	TX	78596	210-969-1756
2155	40492155		CB-S	3	5614 Saratoga Blvd.	Staples	Corpus Christi	TX	78414	(512) 992-2218
2156			RG		4218 S. McColl	McColl	Edinburg	TX	78539
2192	40492192		CB-N		4402 N. Navarro	Mockingbird	Victoria	TX	77904	(361) 573-9110
2350	40492350		T	2	2108 N. Sheridan Road	Lincoln	Lawton	OK	73505	405-353-8423
2351	40492351		T	1	2908 N. Ft. Sill Blvd.	Rogers	Lawton	OK	73507	405-248-8984
2352	40492352		T	1	601 S. Sheridan Road	E. Ave	Lawton	OK	73505	405-353-1228
2353	40492353		T	1	604 S.W. 11th St.	F. Ave	Lawton	OK	73501	405-353-1218
2354	40492354		T	2	2910 N. Sheridan Road	Rogers	Lawton	OK	73505	405-357-9818
2355	40492355		T	1	1201 Bois D’Arc Ave.	12th	Duncan	OK	73533	405-252-1179
2356	40492356		T	1	1103 S. 11th St.	Lee	Lawton	OK	73501	405-357-8108
2357	40492357		T	1	#2 S.W. 11th St (Ft Sill Blvd.)	Gore	Lawton	OK	73501	405-353-8129
2358	40492358		T	1	4236 S.E. Lee Blvd.	45th	Lawton	OK	73501	405-355-6443
2359	40492359		T	1	2015 N.W. Cache Road	Sheridan	Lawton	OK	73505	405-248-7639
2360	40492360		T	3	4523 S.W. Parkway	Fairway	Wichita Falls	TX	76308	817-692-9510
2361	40492361		T	3	3601 Call Field Road	Kemp	Wichita Falls	TX	76308	817-692-9518
2362	40492352		T	3	2731 S.W. Parkway	Kemp	Wichita Falls	TX	76308	817-692-9519
2363	40492363		T	3	1000 Holliday St.	10th	Wichita Falls	TX	76301	817-322-3415
2364	40492364		T	3	1401 Broad St.	14th	Wichita Falls	TX	76301	817-332-3126
2365	40492365		T	3	4018 Burkburnett Rd.	Pearley	Wichita Falls	TX	76306	817-855-2310
2366	40492366		T	3	2200 S.W. Parkway	Taft	Wichita Falls	TX	76308	817-692-9545
2367	40492367		T	2	#8 N.W. 67th St.	Gore	Lawton	OK	73505	405-536-7762
2368	40492368		T	2	1120 Falcon Road	Park	Altus	OK	73521	405-482-1404
2369	40492369		T	2	5214 N.W. Cache Road	53rd	Lawton	OK	73505	405-355-0622
2370	40492370		T	2	5120 W. Gore Blvd.	52nd	Lawton	OK	73505	405-248-5343
2371	40492371		T	2	4001 N.W. Cache Road	40th	Lawton	OK	73505	405-353-2531
2372	40492372		T	2	700 E. Broadway (US Highway 62)	Navajo	Altus	OK	73521	405-482-1544
2373	40492373		T	2	421 N. Main St.	Sutherland	Altus	OK	73521	405-482-0290
2374	40492374		T	1	3801 W. Gore Blvd.	38th	Lawton	OK	73505	405-248-3801
2375	40492375		T	1	2302 W. Gore Blvd.	Sheridan	Lawton	OK	73505	405-248-3358

Store #	Ref#	RSA#	Div	Area	Street	CROSS Street	City	State	Zip	Store Phone
2376	40492376		T	2	6457 N.W. Cache Road	67th	Lawton	OK	73505	405-536-2156
9039	40492939		CB-N	1	4101 S Port	Home	Corpus Christi	TX	78415	512-852-6695
9083	40492983		PG	1	2810 N Commerce St.	Exp. 77	Harlingen	TX	78550	210-423-3498
9097	40492097		CB-N	7	106 Fair Winds Ave.		Hallettsville	TX	77964	512-798-4761
9203	40492203		CB-S	6	102 Sunset Rd.	Hwy 181 & 35	Gregory	TX	78359	512-643-2314
9261	40492261		CB-S	9	1926 Horne Rd.	Prescott	Corpus Christi	TX	78416	512-852-1361
9264	40492264		CB-S	3	5555 S. Staples St.	Cain	Corpus Christi	TX	78411	512-991-1881
9267	4049267		CB-S	2	3058 Laguna Shores Rd.	Carribean	Corpus Christi	TX	78418	512-937-2921
9270	40492270		CB-N	4	5555 Up River Rd.	Manchester	Corpus Christi	TX	78407	512-289-0640
9384	40492384		CB-N	1	4502 Evelyn St.	Gollihar (NW)	Corpus Christi	TX	78415	512-852-4871
9385	40492385		CB-S	9	4701 Greenwood	West Point	Corpus Christi	TX	78416	512-852-5111
9386	40492386		CB-S	2	240 N. A.S. Drive	Navy Dr.	Corpus Christi	TX	78419	512-937-0251
9387	40492387		CB-N	4	4502 Leopard St.	Westchester	Corpus Christi	TX	78408	512-883-6822
9389	40492389		CB-S	9	1802 Baldwin St.	Cloyde	Corpus Christi	TX	78404	512-888-6992
9393	40492393		CB-S	6	902 Market St.	Live Oak	Rockport	TX	78382	512-729-5228
0304	40492394		CB-S	6	430 S. Main	4th	Ingleside	TX	78362	512-776-2591
9395	40492395		CB-N	5	628 State Hwy 44 (Avenue J)	Bosquez	Robstown	TX	78380	512-387-3384
9398	40492398		CB-N	5	10801 Leopard	Starlite	Corpus Christi	TX	78410	512-244-1631
9399	40492399		CB-N	7	1911 S. Washington	Tyler	Beeville	TX	78102	512-358-6432
9416	40492416		CB-N	7	111 E. Morgan Ave.	Gonzales	Cuero	TX	77954	512-275-6761
9432	40492432		CB-N	4	3238 Buddy Lawrence	I-37	Corpus Christi	TX	78408	512-883-0395
9433	40492433		CB-S	8	511 Cotter	Cutoff	Port Aransas	TX	78373	512-749-5586
9437	40492437		CB-N	5	11901 Leopard	Western	Corpus Christi	TX	78410	512-241-5535
9438	40492438		CB-N	4	4101 Agnes St	Airport Rd.	Corpus Christi	TX	78405	512-883-0397
9504	40492504		CB-S	3	3201 S Padre Island Drive	Kostoryz	Corpus Christi	TX	78415	512-857-0822
9540	40492540		CB-S	2	2781 Rodd Field Rd.	Saratoga	Corpus Christi	TX	78414	512-992-0430
9548	40492548		CB-N	7	908 N. Nararro St.	Ash	Victoria	TX	77901	512-578-5712
9553	40492553		CB-N	7	239 N. Cuero Hwy.	6th	Yorktown	TX	78164	512-504-2562
9579	40492579		RG	7	1601 Central Blvd.	Boca Chica	Brownsville	TX	78520	210-544-4494
9622	40492995		CB-S	3	5995 Williams Dr.	Airline	Corpus Christi	TX	78412	512-991-9141
9623	40492623		RG	7	845 International Blvd.	Monroe	Brownsville	TX	78320	210-542-0545
9624	40492624		CB-N	7	600 E. Houston St.	Tyler	Beeville	TX	78102	512-338-0317
9625	40492625		RG	3	721 N. McColl Road	Hackberry	McAllen	TX	78301	210-682-0862
9628	40492628		RG	8	4112 Padre Blvd	Hibiscus	South Padre Island	TX	78397	210-761-1825
9629	40492629		RG	1	602 N. First St.	Washington	Harlingen	TX	78330	210-428-4492
9632	40492632		RG	2	4824 W. 10th Street (State Hwy 336)	Wisteria	McAllen	TX	78504	210-682-9843
9634	40492634		RG	3	602 N. 2nd St.	Virginia	Mercedes	TX	78570	210-565-2591
9635	40492635		RG	3	1020 S. 23rd Street	Kennedy	McAllen	TX	78501	210-687-7974
9636	40492636		RG	7	1364 Los Ebanos Blvd.	Old Alice Rd.	Brownsville	TX	78520	210-542-0136
9637	40492637		RG	6	504 S Sam Houston Blvd.	Landrom	San Benito	TX	78586	210-399-0741
9639			CB-N	5	1114 S. 14th St.	Senator Truan	Kingsville	TX	78363	512-592-3577
9641	40492641		RG	2	3620 W. Pecan Blvd.	Ware	McAllen	TX	78501	210-687-8001
9644	40492644		RG	2	3920 N. 23rd Street	Nolana	McAllen	TX	78501	210-682-0203
9646	40492646		RG	2	1601 N. 10th Street	Pecan	McAllen	TX	78501	210-631-1383
9647	40492647		RG	2	720 N. Bicentennial Blvd.	Hackberry	McAllen	TX	78501	210-687-3131
9648	40492648		RG	2	802 W. University Drive	4th	Edinburg	TX	78539	210-381-0066
9650	40492650		RG	2	201 W. Nolana St.	2nd Street	McAllen	TX	78504	210-631-2452
9652	40492652		RG	6	620 W. Harrison Ave.	F. Street	Harlingen	TX	78550	210-428-1915
9653	40492653		RG	4	2410 N. Meadow Ave.	O’Kane	Laredo	TX	78040	210-724-4657
9654	40492654		RG	4	1701 Arkansas Ave.	Galveston	Laredo	TX	78040	210-727-8846
9655	40492655		RG	6	711 Ed Carey Drive	Hale	Harlingen	TX	78550	210-428-9325
9656	40492656		RG	5	602 Washington St.	San Eduardo	Laredo	TX	78040	210-727-5739
9657	40492657		CB-N	7	208 W. Pearl St.	Church	Goliad	TX	77963	210-645-2172
9658	40492658		CB-S	9	2202 Morgan	19th	Corpus Christi	TX	78405	210-888-4081
9659	40492659		RG	5	1002 Santa Mana Ave.	Victoria	Laredo	TX	78040	210-722-5508
9661	40492661		RG	1	2101 E. Harrison Ave.	21st	Harlingen	TX	78550	210-425-9471
9662	40492662		RG	7	3855 S. International Blvd	14th Street	Brownsville	TX	78520	210-544-5658
9664	40492664		RG	4	3919 San Bernardo Ave.	Ugarte	Laredo	TX	78041	210-724-2128
9667	40492667		RG	2	2800-A N. 10th Street	Harvey	McAllen	TX	78501	210-687-1269
9671	40492671		RG	3	1621 W. Bus. Hwy 83	Westgate	Weslaco	TX	78596	210-968-9779
9675	40492675		RG	4	2701 San Bernardo Ave.	Jefferson	Laredo	TX	78040	210-723-2655
9682	40492682		RG	2	1402 E. University Drive	23rd St.	Edinburg	TX	78539	210-383-6961
9683	40492683		RG	2	1622 N. 23rd Street	Quince	McAllen	TX	78501	210-687-7934

Store #	Ref#	RSA#	Div	Area	Street	CROSS Street	City	State	Zip	Store Phone
9688	40492688		RG	3	1816 S. 10th Street	Savannah	McAllen	TX	78503	210-687-7914
9847	40492847		CB-S	6	218 N. Alamo	West	Refugio	TX	78377	512-526-2182
9857	40492857		RG	4	701 Guadalupe St.	Cedar	Laredo	TX	78040	210-727-4719
9886	40492886		CB-S	3	6101 Ocean Drive	Alameda	Corpus Christi	TX	78412	512-991-2047
9691	40492691		RG	8	102 E. Queen Isabella Blvd.		Port Isabel	TX	78578	210-943-5011
9693	40492693		RG	3	725 S. Texas Blvd.	Eighth St.	Weslaco	TX	78596	210-968-1651
9761	40492761		CB-N	7	901 W. Main	Colorado	Edna	TX	77957	512-782-5413
9773	40492773		RG	2	1611 S. Closner	Freddy Gonzalez	Edinburg	TX	78539	210-380-0096
9785	40492785		RG	7	515 Central Blvd./Hwy. 77	Elizabeth	Brownsville	TX	78520	210-542-0557
9788	40492788		RG	7	1124 International Blvd.	Jackson	Brownsville	TX	78520	210-542-0554
9793	40492793		RG	7	1544 Palm Blvd.	Old Alice Rd.	Brownsville	TX	78520	210-542-0538
9831	40492831		CB-N	4	1050 Nueces Bay Blvd.	1-37	Corpus Christi	TX	78408	512-884-1581
9389	40492839		RG	1	930 Morgan Blvd.	Austin	Harlingen	TX	78550	210-423-3482

EXHIBIT B

PDC for SSP

	Arlington			Brownsville		LSD	Fort Worth		LSD	Houston		LSD
	Unleaded	Premium		Unleaded	Premium		Unleaded	Premium		Unleaded	Premium
LCRC rate into Eagle	[***]						[***]		[***]	[***]		[***]
LRC to Explorer into Eagle		[***]						[***]			[***]
Eagle Pipeline tariff	[***]	[***]					[***]	[***]	[***]	[***]	[***]	[***]
Marine Costs from Corpus				[***]	[***]	[***]
Whartage				[***]	[***]	[***]
Tank Lease for LSD						[***]
Additive Cost	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
Thruput Charge	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total PDC	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Austin		LSD	San Antonio		LSD	Victoria		LSD	Odessa		LSD
	Unleaded	Premium		Unleaded	Premium		Unleaded	Premium		Unleaded	Premium
Base Costs at origin												[***]
Negotiated differential w/Koch	[***]	[***]	[***]
CASA Pipeline Tariff				[***]	[***]	[***]	[***]	[***]	[***]
Negotiated differential w/Equiva										[***]	[***]
Additive cost	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
Thruput Charge	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total PDC	[***]	[***]	[***]0	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PDC for SSP

				Laredo		LSD	Baton Rouge (Placid)		LSD	N. Little Rock		LSD
				Unleaded	Premium		Unleaded	Premium		Unleaded	Premium
Base Cost at origin							[***]	[***]	[***]	[***]	[***]	[***]
Negotiated differential w/UDS				[***]	[***]	[***]	[***]	[***]	[***]
TEPPCO tariff to destination										[***]	[***]	[***]
Additive cost				[***]	[***]		[***]	[***]		[***]	[***]
Thruput Charge				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total PDC				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Corpus		LSD	Wichita Falls (Conoco)		LSD	Edinburgh		LSD	Odessa		LSD
	Unleaded	Premium		Unleaded	Premium		Unleaded	Premium		Unleaded	Premium
Explorer tariff to Tulsa				[***]	[***]	[***]
Ponca City to Wichita Falls				[***]	[***]	[***]
Negotiated differential w/Coastal							[***]	[***]	[***]
Fina PI Loss				[***]	[***]	[***]
Additive cost	[***]	[***]		[***]	[***]		[***]	[***]
Thruput Charge	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total PDC	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PDC for SSP

Platt’s Group Based Locations	Ardmore		LSD	Oklahoma City		LSD	Tulsa		LSD	Wichita Falls (Fina)		LSD
	Unleaded	Premium		Unleaded	Premium		Unleaded	Premium		Unleaded	Premium
Negotiated differential w/Fina										[***]	[***]	[***]
LCRC pump rate into Eagle PL				[***]			[***]
Williams Pipeline tariff to destin				[***]	[***]	[***]	[***]	[***]	[***]
WPL Line Loss				[***]	[***]	[***]	[***]	[***]	[***]
WPL Premium Charge					[***]			[***]
Fina PL Line Loss										[***]	[***]	[***]
Additive cost	[***]	[***]		[***]	[***]		[***]		[***]	[***]	[***]
Thruput Charge	[***]	[***]	[***]							[***]	[***]	[***]

Total PDC	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.